Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Singularity Future Technology Ltd. (the “Company”) for the quarterly period ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Jing Shan, Chief Operating Officer of the Company, certify, based on my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 6, 2023	By:	/s/ Jing Shan
Jing Shan
Chief Operating Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)